DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New York Insured Tax Exempt Bond Fund. For the fiscal year ended December 31, 1995, your Fund produced a total return of 15.38% per share.* Income dividends exempt from Federal, State of New York and New York City personal income taxes of approximately $.586 per share were paid which is equivalent to an annualized tax-free distribution rate per share of 5.03%.** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the Consumer Price Index was flat for the first time in 4 1/2 years
 - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, we believe reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past year.
Our outlook continues to be very favorable, given the sluggish economy, and we see little threat of inflation. Should these conditions persist, the Federal Reserve Board may lower rates further which would be very positive for the bond markets.
    A concern is the current budget stalemate which has produced great uncertainty in the market. If the President and Congress can reach agreement on the details to achieve a balanced budget, it would be another strong positive for the fixed income markets.

    In addition to lower rates, municipal bond market performance has been helped in the past year by the reduction in the supply of new issues. However, the early redemption of outstanding issues remains problematic.
THE PORTFOLIO
    The Fund's performance during the past year was restrained by a duration that was shorter than that of many of our competitors. With our positive view of market potential in the coming year, we have begun to extend the duration of the Fund in anticipation of enhancing returns.
    The portfolio's structure during the reporting period must be viewed as conservative given the dramatic decline in yields which occurred. While your returns were attractive, our traditional emphasis on income and low volatility were attributes that were not rewarded as well as those funds with more volatile structures. Our ability to easily shift emphasis to a more aggressive posture was hampered by the low new issue volume during 1995.
    As mentioned previously, market yields declined for most of the year. The persistently low interest rate environment is a threat to an income-oriented fund such as your New York Insured Tax Exempt Bond Fund. The risk of early redemption of high coupon securities grows with each passing day of relatively low rates. A principal strategy to address this risk has been to identify securities in danger of early redemption and attempt to achieve a price above the call price and reinvest proceeds at an attractive level of income. This will be an ongoing exercise in the coming year.
    With inflation low, the economy sluggish but resilient, and the Federal Reserve Board's outstanding track record to date, we do not envision a major sell-off due to accelerating inflation. We therefore will continue to maintain a fully invested position with strong credit quality during the coming months.
    Our primary task - to earn a high level of current income to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,




                      [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
January 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND                                        DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK
INSURED TAX EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
Dollars
$19,595
Lehman Brothers
Municipal Bond Index*
$16,277
Dreyfus New York
Insured Tax Exempt
Bond Fund
*Source: Lehman Brothers]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (2/18/87)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              __________                    __________                     _____________
                              15.38%                        7.97%                         5.65%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New York Insured Tax Exempt Bond Fund on 2/18/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 2/28/87 is used as the beginning value on 2/18/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade , geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS                                                                              DECEMBER 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT           VALUE
                                                                                                     _______          _______
Albany Municipal Water Finance Authority, Water and Sewer System Revenue,
    Refunding 5.50%, 12/1/2022 (Insured; FGIC)..............................                   $    4,000,000   $   4,007,400
Briarcliff Manor (Water Improvement) 6%, 9/1/2013 (Insured; FGIC)...........                          175,000         195,692
Broome County, COP Public Safety Facility
    5.25%, 4/1/2022 (Insured; MBIA).........................................                        3,875,000       3,801,608
East Rockaway Union Free School District 6.10%, 9/1/2012 (Insured; FGIC)....                          100,000         111,791
Havestraw-Stony Point Central School District:
    6.10%, 6/15/2001 (Insured; MBIA)........................................                           15,000          16,328
    6.10%, 6/15/2002 (Insured; MBIA)........................................                           15,000          16,460
Islip Resource Recovery Agency, RRR 6.125%, 7/1/2013 (Insured; AMBAC).......                        1,425,000       1,518,181
Metropolitan Transportation Authority, Revenue:
    Commuter Facility (Grand Central Terminal)
      5.70%, 7/1/2024 (Insured; FSA)........................................                        5,000,000       5,077,000
    Transit Facility:
      7%, 7/1/2009 (Insured; AMBAC).........................................                        5,400,000       6,495,768
      6%, 7/1/2016 (Insured; AMBAC).........................................                        3,250,000       3,365,668
      5%, 7/1/2017 (Insured; BIGI)..........................................                           60,000          58,343
      6.50%, 7/1/2018 (Insured; FGIC).......................................                        4,000,000       4,365,560
New York City:
    7%, 8/1/2006 (Insured; MBIA)............................................                          340,000         359,917
    7.25%, 3/15/2018 (Insured; FSA).........................................                        1,000,000       1,139,090
    6%, 8/1/2018 (Insured; FSA).............................................                        4,900,000       4,977,959
New York City Housing Development Corp., General Housing
    5.80%, 5/1/2002 (Insured; AMBAC)........................................                          400,000         404,260
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    6.20%, 6/15/2021 (Insured; AMBAC).......................................                        2,000,000       2,120,440
    5.50%, 6/15/2023 (Insured; MBIA)........................................                        7,000,000       7,013,580
New York City Transit Authority, Transit Facility Revenue
    (Livingston Plaza Project) 6%, 1/1/2021 (Insured; FSA)..................                        5,300,000       5,410,293
New York State 7.10%, 3/1/2020 (Insured; AMBAC) (Prerefunded 3/1/2000) (a)..                        1,650,000       1,859,006
New York State Dormitory Authority, Revenue:
    (City University) 6.30%, 7/1/2024 (Insured; AMBAC)......................                        2,800,000       3,033,912
    (Ellis Hospital Mortgage Project) 5.50%, 8/1/2015 (Insured; MBIA).......                        3,920,000       3,934,778
    (International House) 7.60%, 7/1/2009 (Insured; FGIC)...................                        2,000,000       2,239,800
    (New York University) 6%, 7/1/2015 (Insured; FGIC)......................                        1,750,000       1,825,600
    (Refunding - Ithaca College) 6.25%, 7/1/2021 (Insured; MBIA)............                        2,000,000       2,120,840
    (Refunding - Mount Sinai School of Medicine):
      6.75%, 7/1/2009 (Insured; MBIA).......................................                        3,000,000       3,368,970
      5%, 7/1/2021 (Insured; MBIA)..........................................                        1,000,000         976,750

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                      _______        _______
New York State Energy Research and Development Authority, Revenue:
    Facilities:
      (Con Edison Co. of New York Inc. Project):
          6.375%, 12/1/2027 (Insured; MBIA).................................                   $    5,000,000    $  5,276,600
          6%, 3/15/2028 (Insured; MBIA).....................................                        4,000,000       4,147,000
    Pollution Control:
      (Central Hudson Gas and Electric)
          7.375%, 10/1/2014 (Insured; FGIC).................................                        1,700,000       1,918,059
      (New York State Electric and Gas Corporation)
          5.95%, 12/1/2027 (Insured; MBIA)..................................                        2,000,000       2,061,080
      (Refunding - Niagara Mohawk Power Corp.)
          6.625%, 10/1/2013 (Insured; FGIC).................................                        4,500,000       4,944,555
New York State Environmental Facility Corp., Water Facilities Revenue:
    (Jamaica Water Supply Province) 7.625%, 4/1/2029 (Insured; AMBAC).......                        4,000,000       4,401,760
    (Spring Valley Water Co. Inc. Project) 5.65%, 11/1/2023 (Insured; AMBAC)                        1,330,000       1,332,367
New York State Housing Finance Agency, Multi-Family Housing Revenue
    7.45%, 11/1/2028 (Insured; AMBAC).......................................                        1,980,000       2,116,917
New York State Medical Care Facilities Finance Agency,
    Revenue:
      (Aurelia Osborn Fox Memorial Hospital) 6.50%, 11/1/2019 (Insured; FSA)                        3,000,000       3,255,030
      (Hospital and Nursing Home):
          6.125%, 2/15/2015 (Insured; MBIA).................................                        4,000,000       4,276,200
          7.60%, 2/15/2029 (Insured; MBIA)..................................                        2,000,000       2,220,180
      (Mental Health Service Facilities Improvement):
          6.25%, 8/15/2018 (Insured; AMBAC).................................                        4,820,000       5,110,694
          7.375%, 8/15/2019 (Insured; MBIA).................................                        1,345,000       1,500,939
      (Montefiore Medical Center) 6%, 2/15/2035 (Insured; AMBAC)............                        5,000,000       5,233,200
      (North Shore University Hospital Mortgage Project)
          7.20%, 11/1/2020 (Insured; MBIA)..................................                        5,750,000       6,525,388
      (Sisters of Charity Hospital) 6.625%, 11/1/2018 (Insured; AMBAC)......                        2,000,000       2,186,760
New York State Mortgage Agency, Revenue (Homeownership Mortgage)
    6.45%, 10/1/2017 (Insured; MBIA)........................................                        1,000,000       1,050,270
New York State Thruway Authority, General Revenue 6%, 1/1/2025 (Insured; FGIC)                      3,750,000       3,952,350
New York State Urban Development Corp., Revenue:
    (Correctional Capital Facilities)
      5.50%, 1/1/2025 (Insured; MBIA).......................................                        5,000,000       5,022,500
    (Correctional Facilities) Refunding
      5.25%, 1/1/2018 (Insured; AMBAC)......................................                        5,000,000       4,945,350
Port Authority of New York and New Jersey:
    5.875%, 7/15/2018 (Insured; MBIA).......................................                        3,600,000       3,704,148
    6.25%, 1/15/2027 (Insured; AMBAC).......................................                        2,000,000       2,107,980

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                       _______        _______
Triborough Bridge and Tunnel Authority, Special Obligation Refunding:
    6%, 1/1/2015 (Insured; AMBAC)...........................................                   $    4,000,000   $   4,179,400
    6.875%, 1/1/2015 (Insured; FGIC)........................................                        3,000,000       3,353,430
    6%, 1/1/2019 (Insured; MBIA)............................................                        2,000,000       2,057,740
Yonkers 7.80%, 8/1/2009 (Insured; FGIC).....................................                        2,900,000       3,349,732
                                                                                                                      ______
TOTAL INVESTMENTS (cost $147,840,892).......................................                                     $160,044,623
                                                                                                                      =======

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S              PERCENTAGE OF VALUE
____                               ____                           __________                      ___________
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At December 31, 1995, 28.7% of the Fund's net assets are insured by AMBAC and 37.8% are insured by MBIA.
    (d) At December 31, 1995, the Fund had $39,948,279 (25.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.








See notes to financial statements.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $147,840,892)-see statement.....................................                                     $160,044,623
    Interest receivable.....................................................                                        3,166,072
    Prepaid expenses........................................................                                            4,862
                                                                                                                       ______
                                                                                                                  163,215,557
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                   $   111,295
    Due to Distributor......................................................                         1,929
    Due to Custodian........................................................                     5,716,794
    Accrued expenses........................................................                        68,132          5,898,150
                                                                                                    ______              _____
NET ASSETS  ................................................................                                     $157,317,407
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $144,931,984
    Accumulated undistributed investment income-net.........................                                           43,336
    Accumulated undistributed net realized gain on investments..............                                          138,356
    Accumulated gross unrealized appreciation on investments................                                       12,203,731
                                                                                                                      ______
NET ASSETS at value applicable to 13,469,322 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $157,317,407
                                                                                                                      =======
NET ASSET VALUE, offering and redemption price per share
    ($157,317,407 / 13,469,322 shares)......................................                                           $11.68
                                                                                                                      =======










See notes to financial statements.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF OPERATIONS                                                             YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $  9,708,466
    EXPENSES:
      Management fee-Note 2(a)..............................................                 $     940,247
      Shareholder servicing costs-Note 2(b).................................                       471,185
      Professional fees.....................................................                        52,460
      Trustees' fees and expenses-Note 2(c).................................                        36,853
      Custodian fees........................................................                        16,810
      Prospectus and shareholders' reports-Note 2(b)........................                        15,465
      Registration fees.....................................................                         6,318
      Miscellaneous.........................................................                        18,290
                                                                                                    ______
          TOTAL EXPENSES....................................................                     1,557,628
      Less-reimbursement of prospectus costs-Note 2(b)......................                         5,356
                                                                                                   ______
          NET EXPENSES......................................................                                        1,552,272
                                                                                                                       ______
          INVESTMENT INCOME-NET.............................................                                        8,156,194
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                  $  1,438,863
    Net unrealized appreciation on investments..............................                    12,855,137
                                                                                                    ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       14,294,000
                                                                                                                       ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $22,450,194
                                                                                                                      =======





See notes to financial statements.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                        ________________________________
                                                                                             1994                      1995
                                                                                            _______                   _______
OPERATIONS:
    Investment income-net...................................................          $    9,156,209           $    8,156,194
    Net realized gain (loss) on investments.................................              (1,233,401)               1,438,863
    Net unrealized appreciation (depreciation) on investments for the year..             (20,566,482)              12,855,137
                                                                                              ______                   ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......             (12,643,674)              22,450,194
                                                                                              ______                   ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................              (9,132,926)              (8,136,141)
                                                                                             ______                    ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              38,170,749               30,674,114
    Dividends reinvested....................................................               6,467,485                5,477,142
    Cost of shares redeemed.................................................             (69,423,052)             (44,843,810)
                                                                                              ______                   ______
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS........             (24,784,818)              (8,692,554)
                                                                                              ______                   ______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................             (46,561,418)               5,621,499
NET ASSETS:
    Beginning of year.......................................................             198,257,326              151,695,908
                                                                                              ______                   ______
    End of year (including undistributed investment income-net: $23,283 in 1994
      and $43,336 in 1995)..................................................            $151,695,908             $157,317,407
                                                                                             =======                  =======
                                                                                         SHARES                     SHARES
                                                                                             ______                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               3,391,665                2,730,812
    Shares issued for dividends reinvested..................................                 579,744                  484,599
    Shares redeemed.........................................................              (6,202,246)              (3,979,102)
                                                                                             ______                    ______
      TOTAL (DECREASE) IN SHARES OUTSTANDING................................              (2,230,837)                (763,691)
                                                                                             =======                  =======






See notes to financial statements.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                             YEAR ENDED DECEMBER 31,
                                                               __________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of year...........            $10.64        $11.33      $11.60       $12.04      $10.66
                                                                ___           ___         ___          ___         ___
    INVESTMENT OPERATIONS:
    Investment income-net........................               .66           .63         .60          .60         .59
    Net realized and unrealized gain (loss)
      on investments.............................               .69           .31         .66        (1.39)       1.02
                                                                ___           ___         ___          ___         ___
      TOTAL FROM INVESTMENT OPERATIONS...........              1.35           .94        1.26         (.79)       1.61
                                                                ___           ___         ___          ___         ___
DISTRIBUTIONS:
    Dividends from investment income-net.........              (.66)         (.63)       (.60)        (.59)       (.59)
    Dividends from net realized gain on investments              -           (.04)       (.22)          -          -
                                                                ___           ___         ___          ___         ___
      TOTAL DISTRIBUTIONS........................              (.66)         (.67)       (.82)        (.59)       (.59)
                                                                ___           ___         ___          ___         ___
    Net asset value, end of year.................            $11.33        $11.60      $12.04       $10.66      $11.68
                                                                ====         ====        ====         ====        ====
TOTAL INVESTMENT RETURN..........................             13.06%         8.55%      11.08%       (6.62%)     15.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets .....               .88%          .90%        .96%         .98%        .99%
    Ratio of net investment income to average
      net assets ................................              6.01%         5.49%       5.01%        5.31%       5.20%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........               .17%          .11%        .02%         .01%        -
    Portfolio Turnover Rate......................             15.95%        16.12%      19.89%       12.79%      31.13%
    Net Assets, end of year (000's Omitted)......          $147,527      $180,326    $198,257     $151,696    $157,317







See notes to financial statements.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 11\2% of the average daily value of the Fund's net assets for any full year. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,498, for the period from December 1, 1995 through December 31, 1995.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full year. During the year ended December 31, 1995, $397,126 was charged to the Fund pursuant to the Plan, of which $5,356 was reimbursed by the Manager.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995 amounted to $47,748,722 and $50,305,334, respectively.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Insured Tax Exempt Bond Fund, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Insured Tax Exempt Bond Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
February 1, 1996


DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.

[Dreyfus lion "d" logo]
DREYFUS NEW YORK INSURED
TAX EXEMPT BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           577AR9512
[Dreyfus logo]
New York Insured
Tax Exempt
Bond Fund
Annual Report
December 31, 1995